Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
J.T. Eger	Cynthia Hiponia and Alice Kousoum
(408) 493-1247	(408) 493-1399
jt@gigamon.com	IR@gigamon.com

Gigamon Reports Fourth Quarter and Fiscal Year 2013 Financial Results

Fiscal Year 2013 Revenue Growth of 45%

Silicon Valley, CALIF., February 4, 2014 – Gigamon® Inc. (NYSE:GIMO), a leader in traffic visibility solutions with the innovative Visibility Fabric™ architecture, today released financial results for the fourth quarter and fiscal year ended December 28, 2013.

Fiscal Fourth Quarter 2013 Financial Highlights:

•	Revenues for the fourth quarter of fiscal 2013 were $43.1 million, compared to $31.9 million in the fourth quarter of fiscal 2012, representing growth of 35% year-over-year.

•	GAAP gross margins of 80% in the fourth quarter of fiscal 2013, compared to 79% in the fourth quarter of fiscal 2012.

•	Non-GAAP gross margins of 81% in the fourth quarter of fiscal 2013, compared to 79% in the fourth quarter of fiscal 2012.

•	GAAP net loss for the fourth quarter of fiscal 2013 was $0.1 million, or $0.00 per diluted share, compared to GAAP net income of $2.1 million, or $0.12 per diluted share, in the fourth quarter of fiscal 2012.

•	Non-GAAP net income for the fourth quarter of fiscal 2013 was $6.0 million, or $0.18 per diluted share, compared to non-GAAP net income of $4.9 million, or $0.28 per diluted share, in the fourth quarter of fiscal 2012.

•	We generated $22.5 million of cash from operations.

Fiscal Year 2013 Financial Highlights:

•	Revenues for fiscal year 2013 were $140.3 million, compared to $96.7 million in fiscal year 2012, representing growth of 45% year-over-year.

•	GAAP gross margins of 78% in fiscal year 2013, compared to 79% in fiscal year 2012.

•	Non-GAAP gross margins of 81% in fiscal year 2013, compared to 79% in fiscal year 2012.

•	GAAP net loss for fiscal year 2013 was $9.5 million, or $0.39 per diluted share, compared to GAAP net income of $3.6 million, or $0.21 per diluted share, in fiscal year 2012.

•	Non-GAAP net income for fiscal year 2013 was $15.9 million, or $0.53 per diluted share, compared to non-GAAP net income of $11.1 million, or $0.62 per diluted share, in fiscal year 2012.

•	We generated $23.6 million of cash from operations.

“We are pleased to have exceeded our guidance for both revenue and earnings in the fourth quarter,” said Paul Hooper, CEO of Gigamon. “In the quarter we added 92 new customers, including 15 Fortune 1000 companies, continued to expand our portfolio of pervasive visibility and traffic intelligence solutions and laid the foundation for continued growth in 2014.”

Recent Business Highlights:

•	Announced new applications and enhancements designed to provide Traffic Intelligence as the next phase of the Visibility Fabric evolution for enterprises and service providers.

•	Introduced a NetFlow Generation application to optimize network management.

•	Increased the attach rate of the GigaSMART® platform in the fourth quarter.

•	Named one of the fastest growing companies in North America on Deloitte’s 2013 Technology Fast 500™.

•	Recognized as Business Analytics Innovator of the Year by Telecom Asia’s Readers’ Choice & Innovation Awards for vision and industry leadership.

Conference Call Information:

Gigamon will host an investor conference call and live webcast today at 5:00 p.m. ET (2:00 p.m. PT) to discuss its financial results for the fourth quarter and fiscal year ended December 28, 2013. To access the conference call, dial 877-941-2068, using conference code 4659690. Callers outside the U.S. and Canada should dial 480-629-9712, using conference code 4659690. A replay of the conference call will be available through Tuesday, February 11, 2014. To access the replay, please dial 800-406-7325 and enter pass code 4659690. Callers outside the U.S. and Canada should dial 303-590-3030 and enter pass code 4659690. The live webcast will be accessible on Gigamon’s investor relations website at http://investor.gigamon.com and will be archived and available on this site for twelve months.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.

Legal Notice Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations that in 2014 our business will continue to grow. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarterly period ended September 28, 2013, filed with the Securities and Exchange Commission on November 7, 2013. The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.

About the Visibility Fabric architecture

At Gigamon we realized that delivering the visibility essential to manage, analyze and secure the complex system that is the IT infrastructure requires a new approach. With millions of traffic flows across thousands of endpoints, visibility needs to be pervasive, intelligent and dynamic. Using our patented, unique technology, we created an innovative new approach for delivering this visibility called the Visibility Fabric architecture. This new approach is intelligent and versatile in its ability to enable visibility into the network. For more information visit http://www.gigamon.com/traffic-visibility-fabric.

About Gigamon

Gigamon provides an intelligent Visibility Fabric™ architecture for enterprises, data centers and service providers around the globe. Our technology empowers infrastructure architects, managers and operators with pervasive and dynamic intelligent visibility of traffic across both physical and virtual environments without affecting the performance or stability of the production network. Through patented technologies and centralized management, the Gigamon GigaVUE portfolio of high availability and high density products intelligently delivers the appropriate network traffic to management, analysis, compliance and security tools. With over eight years’ experience designing and building traffic visibility products in the US, Gigamon solutions are deployed globally across vertical markets including over half of the Fortune 100 and many government and federal agencies. www.gigamon.com

Gigamon Inc.

Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 28,	December 31,	December 28,	December 31,
	2013	2012	2013 (4)	2012
Revenue:
Product	$31,698	$23,710	$101,717	$69,516
Service	11,389	8,142	38,578	27,199

Total revenue	43,087	31,852	140,295	96,715
Cost of revenue:
Product (4)	7,646	6,064	26,103	18,039
Service	1,170	744	4,727	2,246

Cost of revenue (1), (2)	8,816	6,808	30,830	20,285

Gross profit	34,271	25,044	109,465	76,430
Operating expenses:
Research and development (1), (2)	10,341	5,406	42,067	17,730
Sales and marketing (1), (2)	18,004	12,061	72,024	39,359
General and administrative (1), (2)	4,682	3,904	25,575	11,665

Total operating expenses	33,027	21,371	139,666	68,754

Income (loss) from operations	1,244	3,673	(30,201)	7,676
Other income (expense):
Interest income	60	3	95	64
Other expense, net	(17)	(20)	(94)	(70)

Income (loss) before income taxes	1,287	3,656	(30,200)	7,670
Income tax (expense) benefit (3) (4)	(1,375)	(11)	20,663	(139)

Net (loss) income	(88)	3,645	(9,537)	7,531

Accretion of preferred stock	—	(575)	(1,088)	(2,236)
(Earnings) loss attributable to preferred stock holders	—	(980)	1,107	(1,690)

Net (loss) income to common stock holders	$(88)	$2,090	$(9,518)	$3,605

Net (loss) income per share attributable to common stock holders:
Basic	$(0.00)	$0.12	$(0.39)	$0.21

Diluted	$(0.00)	$0.12	$(0.39)	$0.21

Weighted-average number of shares used in per share amounts:
Basic	31,246	17,300	24,722	17,300

Diluted	31,246	17,393	24,722	17,303

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue	$449	$19	$3,496	$153
Research and development	2,620	182	11,467	542
Sales and marketing	2,606	334	11,034	893
General and administrative	1,511	735	6,546	2,011

Total stock-based compensation expenses	$7,186	$1,270	$32,543	$3,599

(2) Includes performance unit plan compensation expenses, as follows:
Cost of revenue	$—	$—	$353	$—
Research and development	—	—	5,188	—
Sales and marketing	—	—	7,991	—
General and administrative	—	—	6,839	—

Total performance unit plan compensation expenses	$—	$—	$20,371	$—

(3) Includes tax benefit upon conversion of LLC to a C Corporation on May 31, 2013	$—	$—	$14,811	$—
(4)	The Company has revised its financial statements for the second quarter and third quarter of fiscal 2013 to reflect certain corrections related to its accounting for income taxes and inventory reserve releases, which also impacted the Company’s results for the full fiscal year 2013. In accordance with applicable accounting guidance, the Company concluded that these corrections were not material to any of its previously issued financial statements.

Please see the tables titled, “Impact of Revisions on Reported GAAP Statements of Operations” following the “GAAP Quarterly Trended Statements of Operations” table and “Impact of Revisions on Reported Non-GAAP Statement of Operations” following the “Non-GAAP Quarterly Trended Statement of Operations” table for further details.

Gigamon Inc.

Consolidated Balance Sheets

(In thousands)

(unaudited)

	December 28,	December 31,
	2013	2012
Assets
Current assets:
Cash and cash equivalents	$79,908	$18,675
Short-term investments	58,242	—
Accounts receivable, net	24,528	20,677
Inventories	1,484	3,736
Deferred income tax asset	3,574	—
Prepaid expenses and other current assets	5,606	3,407

Total current assets	173,342	46,495
Property and equipment, net	4,389	2,686
Deferred income tax asset, non-current	17,315	—
Other assets	471	2,316

Total assets	$195,517	$51,497

Liabilities, Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$1,405	$3,221
Accrued liabilities	22,401	13,889
Members’ distribution payable	476	4,821
Deferred revenue	37,592	23,917

Total current liabilities	61,874	45,848
Deferred revenue, non-current	9,884	6,903
Other liabilities	321	447
Commitments and contingencies
Series A preferred stock	—	28,344
Stockholders’ equity (deficit):
Common stock	3	1,625
Preferred stock	—	—
Treasury stock	(12,469)	(12,469)
Additional paid in capital	144,810	1,522
Accumulated other comprehensive income	23	—
Accumulated deficit	(8,929)	(20,723)

Total stockholders’ equity (deficit)	123,438	(30,045)

Total liabilities, preferred stock and stockholders’ equity (deficit)	$195,517	$51,497

Gigamon Inc.

Consolidated Statements of Cash Flows

(In thousands)

(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 28, 2013	December 31, 2012	December 28, 2013	December 31, 2012
Operating activities:
Net (loss) income	$(88)	$3,645	$(9,537)	$7,531
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	886	476	2,850	1,354
Stock-based compensation expense	7,186	1,270	32,543	3,599
Deferred income taxes	1,293	—	(20,889)	—
Inventory (recovery) write-down	(326)	(44)	(816)	1,543
Loss on disposal of fixed assets	—	1	14	52
Changes in operating assets and liabilities:
Accounts receivable, net	2,507	(9,358)	(3,851)	(4,280)
Inventories	896	1,028	5,103	3,004
Prepaid expenses and other assets	(1,005)	239	(3,274)	1,621
Accounts payable	(109)	1,516	(1,752)	398
Accrued and other liabilities	4,757	(943)	6,526	4,000
Deferred revenue	6,531	3,965	16,656	8,858

Net cash provided by operating activities	22,528	1,795	23,573	27,680
Investing activities:
Purchase of short-term investments	(19,383)	—	(59,725)	—
Sale of short-term investments	2,000	—	2,000	—
Purchase of property and equipment	(1,481)	(501)	(4,307)	(2,006)

Net cash used in investing activities	(18,864)	(501)	(62,032)	(2,006)
Financing activities:
(Offering costs paid for) proceeds from initial public offering, net	(111)	(1,348)	95,280	(1,920)
Proceeds from follow-on public offering, net	10,232	—	10,232	—
Proceeds from exercise of stock options	1,608	—	1,719	—
Shares repurchased for tax withholdings on vesting of restricted stock units	(518)	—	(518)	—
Distribution of income to LLC members	(24)	(4,981)	(7,021)	(18,181)

Net cash provided by (used in) financing activities	11,187	(6,329)	99,692	(20,101)
Net increase (decrease) in cash and cash equivalents	14,851	(5,035)	61,233	5,573
Cash and cash equivalents at beginning of period	65,057	23,710	18,675	13,102

Cash and cash equivalents at end of period	$79,908	$18,675	$79,908	$18,675

Gigamon Inc.

Reconciliation of Non-GAAP Financial Measures

Impact of Non-GAAP Adjustments on Reported Net (Loss) Income

(In thousands, except percentages)

(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 28,	December 31,	December 28,	December 31,
	2013	2012	2013	2012
Reconciliation of Gross Profit and Gross Margin on a GAAP Basis to Gross Profit and Gross Margin on a Non-GAAP Basis:
Gross profit on a GAAP basis	$34,271	$25,044	$109,465	$76,430
Stock-based compensation expense	449	19	3,496	153
Performance unit plan compensation expense	—	—	353	—

Gross profit on a Non-GAAP basis	$34,720	$25,063	$113,314	$76,583

Revenue	$43,087	$31,852	$140,295	$96,715
Gross margin on a GAAP basis	80%	79%	78%	79%
Gross margin on a Non-GAAP basis	81%	79%	81%	79%
Reconciliation of Operating Income (Loss) and Operating Margin on a GAAP Basis to Operating Income and Operating Margin on a Non-GAAP Basis:
Operating income (loss) on a GAAP basis	$1,244	$3,673	$(30,201)	$7,676
Stock-based compensation expense	7,186	1,270	32,543	3,599
Performance unit plan compensation expense	—	—	20,371	—

Operating income on a Non-GAAP basis	$8,430	$4,943	$22,713	$11,275

Operating margin on a GAAP basis	3%	12%	-22%	8%
Operating margin on a Non-GAAP basis	20%	16%	16%	12%
Reconciliation of Net (Loss) Income Attributable To Common Stockholders on a GAAP Basis to Net Income Attributable To Common Stockholders on a Non-GAAP Basis:
Net (loss) income attributable to common stock holders on a GAAP basis	$(88)	$2,090	$(9,518)	$3,605
Accretion of preferred stock	—	575	1,088	2,236
Earnings (loss) attributable to preferred stock holders	—	980	(1,107)	1,690
Stock-based compensation expense	7,186	1,270	32,543	3,599
Performance unit plan compensation expense	—	—	20,371	—
Tax benefit upon conversion of LLC to a C Corporation	—	—	14,811	—
Income tax effect of Non-GAAP adjustments	(1,128)	—	(42,295)	—

Net income on a Non-GAAP basis	$5,970	$4,915	$15,893	$11,130

Gigamon Inc.

Reconciliation of Non-GAAP Financial Measures (continued)

Impact of Non-GAAP Adjustments on Reported Net (Loss) Income

(In thousands, except per share data)

(unaudited)

	Three Months Ended		Fiscal Year Ended
	December 28,	December 31,	December 28,	December 31,
	2013	2012	2013	2012
Reconciliation of Diluted Net (Loss) Income per Share on a GAAP Basis to Diluted Net Income per Share on a Non-GAAP Basis:
Diluted net (loss) income per share on a GAAP basis	$(0.00)	$0.12	$(0.39)	$0.21
Accretion of preferred stock	—	0.03	0.04	0.13
Earnings (loss) attributable to preferred stock holders	—	0.06	(0.04)	0.10
Stock-based compensation expense	0.23	0.07	1.32	0.21
Performance unit plan compensation expense	—	—	0.82	—
Tax benefit upon conversion of LLC to a C corporation	—	—	0.60	—
Income tax effect on non-GAAP adjustments	(0.04)	—	(1.71)	—
Impact of difference in number of GAAP and non-GAAP diluted shares	(0.01)	—	(0.11)	(0.03)

Diluted net income per share on a Non-GAAP basis	$0.18	$0.28	$0.53	$0.62

Reconciliation of GAAP Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	31,246	17,393	24,722	17,303
Dilutive impact due to stock options, restricted stock units and employee stock purchase plan purchase rights	2,100	214	5,323	570

Non-GAAP diluted weighted-average number of shares	33,346	17,607	30,045	17,873

Gigamon Inc.

Reconciliation of GAAP to Non-GAAP Consolidated Statements of Operations

Impact of Non-GAAP Adjustments on Reported Net (Loss) Income

For the Three Months and Fiscal Years Ended December 28, 2013 and December 31, 2012

(In thousands, except per share amounts and percentages)

(unaudited)

	Three Months Ended December 28, 2013			Three Months Ended December 31, 2012			Fiscal Year Ended December 28, 2013			Fiscal Year Ended December 31, 2012
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Revenue:
Product	$31,698	$—	$31,698	$23,710	$—	$23,710	$101,717	$—	$101,717	$69,516	$—	$69,516
Service	11,389	—	11,389	8,142	—	8,142	38,578	—	38,578	27,199	—	27,199

Total revenue	43,087	—	43,087	31,852	—	31,852	140,295	—	140,295	96,715	—	96,715
Cost of revenue:
Product (1), (2)	7,646	(215)	7,431	6,064	(9)	6,055	26,103	(2,308)	23,795	18,039	(44)	17,995
Service (1), (2)	1,170	(234)	936	744	(10)	734	4,727	(1,541)	3,186	2,246	(109)	2,137

Cost of revenue	8,816	(449)	8,367	6,808	(19)	6,789	30,830	(3,849)	26,981	20,285	(153)	20,132

Gross profit	34,271	449	34,720	25,044	19	25,063	109,465	3,849	113,314	76,430	153	76,583

Product Gross Margin	76%		77%	74%		74%	74%		77%	74%		74%
Service Gross Margin	90%		92%	91%		91%	88%		92%	92%		92%
Total Gross Margin	80%		81%	79%		79%	78%		81%	79%		79%
Operating expenses:
Research and development (1), (2)	10,341	(2,620)	7,721	5,406	(182)	5,224	42,067	(16,655)	25,412	17,730	(542)	17,188
Sales and marketing (1), (2)	18,004	(2,606)	15,398	12,061	(334)	11,727	72,024	(19,025)	52,999	39,359	(893)	38,466
General and administrative (1), (2)	4,682	(1,511)	3,171	3,904	(735)	3,169	25,575	(13,385)	12,190	11,665	(2,011)	9,654

Total operating expenses	33,027	(6,737)	26,290	21,371	(1,251)	20,120	139,666	(49,065)	90,601	68,754	(3,446)	65,308

Income (loss) from operations	1,244	7,186	8,430	3,673	1,270	4,943	(30,201)	52,914	22,713	7,676	3,599	11,275

Other income (expense):
Interest income	60	—	60	3	—	3	95	—	95	64	—	64
Other expense, net	(17)	—	(17)	(20)	—	(20)	(94)	—	(94)	(70)	—	(70)

Income (loss) before income taxes	1,287	7,186	8,473	3,656	1,270	4,926	(30,200)	52,914	22,714	7,670	3,599	11,269
Income tax (expense) benefit (3), (4)	(1,375)	(1,128)	(2,503)	(11)	—	(11)	20,663	(27,484)	(6,821)	(139)	—	(139)

Net (loss) income	(88)	6,058	5,970	3,645	1,270	4,915	(9,537)	25,430	15,893	7,531	3,599	11,130

Accretion of preferred stock	—	—	—	(575)	575	—	(1,088)	1,088	—	(2,236)	2,236	—
(Earnings) loss attributable to preferred stock holders	—	—	—	(980)	980	—	1,107	(1,107)	—	(1,690)	1,690	—

Net (loss) income to common stock holders	$(88)	$6,058	$5,970	$2,090	$2,825	$4,915	$(9,518)	$25,411	$15,893	$3,605	$7,525	$11,130

Net (loss) income per share attributable to common stockholders:
Basic	$(0.00)	$0.19	$0.19	$0.12	$0.16	$0.28	$(0.39)	$1.03	$0.64	$0.21	$0.43	$0.64

Diluted	$(0.00)	$0.18	$0.18	$0.12	$0.16	$0.28	$(0.39)	$0.92	$0.53	$0.21	$0.41	$0.62

Weighted-average number of shares used in per share amounts:
Basic	31,246	—	31,246	17,300	—	17,300	24,722	—	24,722	17,300	—	17,300

Diluted	31,246	2,100	33,346	17,393	214	17,607	24,722	5,323	30,045	17,303	570	17,873

Notes:
(1)	Includes stock-based compensation in the three and twelve months ended December 28, 2013 and December 31, 2012.
(2)	Includes performance unit plan compensation related expenses in the twelve months ended December 28, 2013.
(3)	Amount for the twelve months ended December 28, 2013 includes tax benefit recorded upon the conversion from an LLC to a C Corporation on May 31, 2013.
(4)	Includes income tax effect on non-GAAP adjustments for the three and twelve months ended December 28, 2013.

Gigamon Inc.

GAAP Quarterly Trended Statements of Operations

(In thousands, except per share data and percentages)

(unaudited)

	Three Months Ended
	Dec 28, 2013	Sept 28, 2013	June 29, 2013	Mar 30, 2013	Dec 31, 2012	Sept 30, 2012	Jun 30, 2012	Mar 31, 2012
Revenue
Product	$31,698	$29,146	$23,354	$17,519	$23,710	$18,700	$16,213	$10,893
Service	11,389	9,840	9,055	8,294	8,142	6,994	6,254	5,809

Total Revenue	43,087	38,986	32,409	25,813	31,852	25,694	22,467	16,702

Cost of Revenue
Product	7,646	6,789	6,944	4,724	6,064	4,524	4,086	3,365
Service	1,170	993	1,911	653	744	557	453	492

Total Cost of Revenue	8,816	7,782	8,855	5,377	6,808	5,081	4,539	3,857

Gross Profit	34,271	31,204	23,554	20,436	25,044	20,613	17,928	12,845

Product gross margin	76%	77%	70%	73%	74%	76%	75%	69%
Service gross margin	90%	90%	79%	92%	91%	92%	93%	92%
Gross Margin	80%	80%	73%	79%	79%	80%	80%	77%
Operating Expenses
Research & Development	10,341	8,958	17,097	5,671	5,406	4,809	3,570	3,945
Sales & Marketing	18,004	15,485	26,114	12,421	12,061	9,963	9,112	8,223
General and Administrative	4,682	4,696	12,688	3,509	3,904	3,720	2,735	1,306

Total Operating Expenses	33,027	29,139	55,899	21,601	21,371	18,492	15,417	13,474

Income (Loss) From Operations	1,244	2,065	(32,345)	(1,165)	3,673	2,121	2,511	(629)
Operating Margin	3%	5%	-100%	-5%	12%	8%	11%	-4%
Interest Income	60	32	1	2	3	55	3	3
Other Expense, Net	(17)	(52)	(18)	(7)	(20)	(17)	(7)	(26)

Income before income tax (provision) benefit	1,287	2,045	(32,362)	(1,170)	3,656	2,159	2,507	(652)
Income Tax (Provision) Benefit	(1,375)	(502)	22,569	(29)	(11)	(37)	(28)	(63)

Net (Loss) Income	(88)	1,543	(9,793)	(1,199)	3,645	2,122	2,479	(715)
Accretion of preferred stock	—	—	(503)	(585)	(575)	(564)	(553)	(544)
Loss (earnings) distributable to preferred unit holders	—	—	538	569	(980)	(497)	(615)	402

Net (loss) income attributable to common stockholders	$(88)	$1,543	$(9,758)	$(1,215)	$2,090	$1,061	$1,311	$(857)

Net (loss) income per share attributable to common stockholders:
Basic	$(0.00)	$0.05	$(0.51)	$(0.07)	$0.12	$0.06	$0.08	$(0.05)

Diluted	$(0.00)	$0.05	$(0.51)	$(0.07)	$0.12	$0.06	$0.08	$(0.05)

Weighted average shares used in computing net (loss) income per share attributable to common stockholders:
Basic	31,246	30,933	19,247	17,300	17,300	17,300	17,300	17,300

Diluted	31,246	32,554	19,247	17,300	17,393	17,307	17,300	17,300

Gigamon Inc.

Impact of Revisions on Reported GAAP Statements of Operations

For the Three Months Ended June 29, 2013 and September 28, 2013

(In thousands, except per share amounts and percentages)

(unaudited)

Explanatory Note:

The Company’s financial statements for the second and third quarters of fiscal 2013 have been revised to reflect certain corrections related to its accounting for income taxes and inventory reserve releases. In accordance with applicable accounting guidance, the Company has concluded that these corrections were not material to any of its previously issued financial statements. As a result of these corrections, the Company has revised its results for the second and third quarters of fiscal 2013 as set forth below:

	Three Months Ended June 29, 2013				Three Months Ended September 28, 2013
	As Reported	Income Tax Adjustment	Inventory Adjustment	As Adjusted	As Reported	Income Tax Adjustment	Inventory Adjustment	As Adjusted
Revenue:
Product	$23,354			$23,354	$29,146			$29,146
Service	9,055			9,055	9,840			9,840

Total revenue	32,409	—	—	32,409	38,986	—	—	38,986
Cost of revenue:
Product	7,098		(154)	6,944	6,744		45	6,789
Service	1,911			1,911	993			993

Cost of revenue	9,009	—	(154)	8,855	7,737	—	45	7,782

Gross profit	23,400	—	154	23,554	31,249	—	(45)	31,204

Product Gross Margin	70%			70%	77%			77%
Service Gross Margin	79%			79%	90%			90%
Total Gross Margin	72%			73%	80%			80%
Operating expenses:
Research and development	17,097			17,097	8,958			8,958
Sales and marketing	26,114			26,114	15,485			15,485
General and administrative	12,688			12,688	4,696			4,696

Total operating expenses	55,899	—	—	55,899	29,139	—	—	29,139

(Loss) income from operations	(32,499)	—	154	(32,345)	2,110	—	(45)	2,065

Other income (expense):
Interest income	1			1	32			32
Other expense, net	(18)			(18)	(52)			(52)

(Loss) income before income taxes	(32,516)	—	154	(32,362)	2,090	—	(45)	2,045
Income tax benefit (expense)	24,571	(2,002)		22,569	(704)	202		(502)

Net (loss) income	(7,945)	(2,002)	154	(9,793)	1,386	202	(45)	1,543

Accretion of preferred stock	(503)			(503)	—			—
(Earnings) loss attributable to preferred stock holders	538			538	—			—

Net (loss) income to common stock holders	$(7,910)	$(2,002)	$154	$(9,758)	$1,386	$202	$(45)	$1,543

Net (loss) income per share attributable to common stockholders:
Basic	$(0.41)			$(0.51)	$0.04			$0.05

Diluted	$(0.41)			$(0.51)	$0.04			$0.05

Weighted-average number of shares used in per share amounts:
Basic	19,247			19,247	30,933			30,933

Diluted	19,247			19,247	32,554			32,554

Gigamon Inc.

Non-GAAP Quarterly Trended Statements of Operations

(In thousands, except per share data and percentages)

(unaudited)

	Three Months Ended
	Dec 28, 2013	Sept 28, 2013	June 29, 2013	Mar 30, 2013	Dec 31, 2012	Sept 30, 2012	Jun 30, 2012	Mar 31, 2012
Revenue:
Product	$31,698	$29,146	$23,354	$17,519	$23,710	$18,700	$16,213	$10,893
Services	11,389	9,840	9,055	8,294	8,142	6,994	6,254	5,809

Total revenue	43,087	38,986	32,409	25,813	31,852	25,694	22,467	16,702
Cost of revenue:
Product	7,431	6,660	4,992	4,712	6,055	4,491	4,084	3,365
Services	936	782	819	649	734	458	453	492

Total cost of revenue	8,367	7,442	5,811	5,361	6,789	4,949	4,537	3,857

Gross profit	34,720	31,544	26,598	20,452	25,063	20,745	17,930	12,845

Product Gross Margin	77%	77%	79%	73%	74%	76%	75%	69%
Services Gross Margin	92%	92%	91%	92%	91%	93%	93%	92%
Gross margin	81%	81%	82%	79%	79%	81%	80%	77%
Research and development	7,721	6,490	5,840	5,361	5,224	4,481	3,538	3,945
Sales and marketing	15,398	12,750	12,860	11,991	11,727	9,490	9,026	8,223
General and administrative	3,171	3,172	3,175	2,672	3,169	2,960	2,219	1,306

Total operating expenses	26,290	22,412	21,875	20,024	20,120	16,931	14,783	13,474

Income from operations	8,430	9,132	4,723	428	4,943	3,814	3,147	(629)
Operating margin	20%	23%	15%	2%	16%	15%	14%	-4%
Interest income	60	32	1	2	3	55	3	3
Other expense, net	(17)	(52)	(18)	(7)	(20)	(17)	(7)	(26)

Income before provision for income taxes	8,473	9,112	4,706	423	4,926	3,852	3,143	(652)
Income tax provision	(2,503)	(3,374)	(915)	(29)	(11)	(37)	(28)	(63)

Net income	$5,970	$5,738	$3,791	$394	$4,915	$3,815	$3,115	$(715)

Basic EPS	$0.19	$0.19	$0.20	$0.02	$0.28	$0.22	$0.18	$(0.04)

Diluted EPS	$0.18	$0.18	$0.14	$0.02	$0.28	$0.22	$0.18	$(0.04)

Weighted Average Shares for Basic EPS	31,246	30,933	19,247	17,300	17,300	17,300	17,300	17,300

Weighted Average Shares for Diluted EPS	33,346	32,777	27,456	17,883	17,607	17,541	17,413	17,300

Gigamon Inc.

Impact of Revisions on Reported Non-GAAP Statements of Operations

For the Three Months Ended June 29, 2013 and September 28, 2013

(In thousands, except per share amounts and percentages)

(unaudited)

Explanatory Note:

The Company’s financial statements for the second and third quarters of fiscal 2013 have been revised to reflect certain corrections related to its accounting for inventory reserve releases. In accordance with applicable accounting guidance, the Company has concluded that these corrections were not material to any of its previously reported Non-GAAP financial statements. As a result of these corrections, the Company has revised its Non-GAAP results for the second and third quarters of fiscal 2013 as set forth below:

	Three Months Ended June 29, 2013			Three Months Ended September 28, 2013
	As Reported	Inventory Adjustment	As Adjusted	As Reported	Inventory Adjustment	As Adjusted
Revenue:
Product	$23,354		$23,354	$29,146		$29,146
Service	9,055		9,055	9,840		9,840

Total revenue	32,409	—	32,409	38,986	—	38,986
Cost of revenue:
Product	5,146	(154)	4,992	6,615	45	6,660
Service	819		819	782		782

Cost of revenue	5,965	(154)	5,811	7,397	45	7,442

Gross profit	26,444	154	26,598	31,589	(45)	31,544

Product Gross Margin	78%		79%	77%		77%
Service Gross Margin	91%		91%	92%		92%
Total Gross Margin	82%		82%	81%		81%
Operating expenses:
Research and development	5,840		5,840	6,490		6,490
Sales and marketing	12,860		12,860	12,750		12,750
General and administrative	3,175		3,175	3,172		3,172

Total operating expenses	21,875	—	21,875	22,412	—	22,412

Income (loss) from operations	4,569	154	4,723	9,177	(45)	9,132

Other income (expense):
Interest income	1		1	32		32
Other expense, net	(18)		(18)	(52)		(52)

Income (Loss) before income taxes	4,552	154	4,706	9,157	(45)	9,112
Income tax expense	(915)		(915)	(3,374)		(3,374)

Net income (loss)	3,637	154	3,791	5,783	(45)	5,738

Accretion of preferred stock	—		—	—		—
(Earnings) loss attributable to preferred stock holders	—		—	—		—

Net income (loss) to common stock holders	$3,637	$154	$3,791	$5,783	$(45)	$5,738

Net income per share attributable to common stockholders:
Basic	$0.19		$0.20	$0.19		$0.19

Diluted	$0.13		$0.14	$0.18		$0.18

Weighted-average number of shares used in per share amounts:
Basic	19,247		19,247	30,933		30,933

Diluted	27,456		27,456	32,777		32,777